2Q 2024 INVESTOR PRESENTATION August 6, 2024

DISCLAIMER 2 Forward-Looking Statements and Other Information This presentation may contain "forward-looking statements," which reflect loanDepot's current views with respect to, among other things, our business strategies, including the Vision 2025 plan, including our expanded productivity program, our progress toward run-rate profitability, our HELOC product, financial condition and liquidity, competitive position, industry and regulatory environment, potential growth opportunities, the effects of competition, the impact of the Cybersecurity Incident, operations and financial performance. These forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain the words “outlook,” “potential,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “predict,” “estimate,” “project,” “will be,” “will continue,” “will likely result,” or other similar words and phrases or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” or “could” and the negatives of those terms. These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions, including but not limited to, the following: our ability to achieve the expected benefits of our Vision 2025 plan and the success of our cost-reduction initiatives, such as the expanded productivity program; our ability to achieve run-rate profitability; our loan production volume; our ability to maintain an operating platform and management system sufficient to conduct our business; our ability to maintain warehouse lines of credit and other sources of capital and liquidity; impacts of cybersecurity incidents, cyberattacks, information or security breaches and technology disruptions or failures, of ours or of our third party vendors; the outcome of legal proceedings to which we are a party; our ability to reach a definitive settlement agreement related to the Cybersecurity Incident; adverse changes in macroeconomic and U.S residential real estate and mortgage market conditions, including increases in interest rate levels; changing federal, state and local laws, as well as changing regulatory enforcement policies and priorities; and other risks detailed in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission, which are difficult to predict. Therefore, current plans, anticipated actions, financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non- GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting interest expense on non-funding debt), taxation, the age and book depreciation of facilities (affecting relative depreciation expense), and other cost or benefit items which may vary for different companies for reasons unrelated to operating performance. These non-GAAP measures include our Adjusted Total Revenue, Adjusted Net Income (Loss), and Adjusted EBITDA (LBITDA). We exclude from these non-GAAP financial measures the change in fair value of MSRs, gains (losses) from the sale of MSRs and related hedging gains and losses that represent realized and unrealized adjustments resulting from changes in valuation, mostly due to changes in market interest rates, and are not indicative of the Company’s operating performance or results of operation. Beginning in the second quarter of 2024, we began to include the gains (losses) from the sale of MSRs in valuation changes in servicing rights, net of hedging gains and losses to appropriately capture all valuation changes in MSRs up to and including the sales date. Prior periods have been revised to conform with this new presentation. We also exclude stock-based compensation expense, which is a non-cash expense, expenses directly related to the Cybersecurity Incident, net of expected insurance recoveries, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees, including legal expenses and litigation settlement costs, and commission guarantees, gains or losses on extinguishment of debt and disposal of fixed assets, non-cash goodwill impairment, and other impairment charges to intangible assets and operating lease right-of-use assets, as well as certain costs associated with our restructuring efforts, as management does not consider these costs to be indicative of our performance or results of operations. Adjusted EBITDA (LBITDA) includes interest expense on funding facilities, which are recorded as a component of “net interest income (expense),” as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on our non- funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA (LBITDA). Adjustments for income taxes are made to reflect historical results of operations on the basis that it was taxed as a corporation under the Internal Revenue Code, and therefore subject to U.S. federal, state and local income taxes. Adjustments to Diluted Weighted Average Shares Outstanding assumes the pro forma conversion of weighted average Class C shares to Class A common stock. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.

3 SECOND QUARTER FACT SHEET Financial Operational • Originations: $6.1 billion in funded volume, in line with second quarter 2024 guidance • Total Revenue: $265.4 million on $5.8 billion of pull-through weighted lock volume; Adjusted revenue of $278.0 million, the highest since market downturn • Total Expenses: Increased by $12.4 million, or 4% from the second quarter of 2023 • Includes $36.1 million in non-operating expenses primarily related to cyber incident and debt exchange, somewhat offset by lower headcount related salary expenses and marketing costs • Net Loss of $(65.9) million and adjusted net loss of $(16.9) million primarily reflects higher non-operating expenses • Liquidity: Unrestricted cash of $533.1 million • Servicing: Decrease in UPB to $114.3 billion at end of quarter, due to opportunistically monetizing $28.7 billion UPB of portfolio • Neared completion of our Vision 2025 strategy to address current and anticipated market conditions and position company for long- term value creation • Completed $120 million Vision 2025 supplemental productivity program • Purchase Mix: 72% of total Originations, consistent with first quarter 2024 • Organic Refinance Consumer Direct Recapture Rate(1): Increased to 70% for the quarter compared to 68% in second quarter 2023 • Unit Market Share: 189 basis points in second quarter 2024 vs. 172 basis points in second quarter 2023 • Purchase Unit Market Share: 147 basis points in second quarter 2024 vs. 128 basis points in first quarter 2024 and 166 basis points in second quarter 2023 • Completed tender exchange of 2025 unsecured notes, extending maturity and reducing corporate debt by $137 million • Reached settlement in principle related to class-action litigation attributable to January 2024 Cybersecurity Incident (1) We define organic refinance consumer direct recapture rate as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of all loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. The recapture rate is finalized following the publication date of this release when external data becomes available

VISION 2025 STRATEGIC PLAN

OUR PROGRESS AGAINST THE FOUR PILLARS

Focus on Purchase Transactions and Better Serving First-Time and Diverse Buyers

- ✓ New products like AccessONE+ and AccessZERO
- ✓ Investment in VA lending (new VA Council, National VP for VA Lending, VA Master Class)
- ✓ Building Reverse mortgage team
- ✓ mellohome Grand Slam promotion
- ✓ Strategic pivot to consumer education under new CMO
- ✓ FTHB web portal
- ✓ Spanish language application

Invest in Growth-Generating Initiatives and our Platform to Support Operating Leverage and Quality

- ✓ Launched/expanding home equity products
- ✓ Direct Lending customer acquisition re-platform
- ✓ Launched melloNow digital underwriting engine
- ✓ Completed in-house migration of servicing business
- ✓ Formed new joint venture (NHC)
- ✓ Exploring potential acquisitions in Retail channel
- ✓ Hired chief risk officer with focus on improving quality
- ✓ Investments in mellohome (added solar and home improvement, new leader)
- ✓ Upgrading Empower

Align our Cost Structure to the Size of the Market

- ✓ Reduced annualized non-volume expenses by over $660 million by the end of 2023
  - ✓ Announced and subsequently completed a supplemental $120 million productivity program in addition to 2023 savings
  - ✓ Lower headcount
  - ✓ Real estate consolidation (Irvine, Scottsdale/Chandler, Victor)
  - ✓ Reduced vendor spending (fewer vendors, discounts pursued)
  - ✓ Audited spending policy to ensure smart spending
- ✓ Successful debt refinance

Optimize and Simplify Organizational Structure

- ✓ Ongoing work to streamline for efficiency and quality
  - ✓ Consolidated all mortgage originations under Jeff Walsh
  - ✓ Consolidated all operations under Viviana Abarca
  - ✓ Folded HELOC organization into Direct Lending channel
  - ✓ Reduced redundancies on executive team
  - ✓ Reduced layers within the company

loanDepot

DIVERSE & EXPERIENCED MANAGEMENT TEAM WITH UNIQUE SKILLSETS



Frank Martell
President and CEO

CoreLogic · GE



David Hayes
Chief Financial Officer

CoreLogic · Prospect Mortgage · imb IndymacBank



Jeff Walsh
President, LDI Mortgage

Ameriquest Mortgage Company · Town & Country Credit Corp.



Dan Binowitz
Managing Director Servicing

Fremont Investment & Loan · pmac Lending Services, Inc.



Jeff DerGurahian
Chief Investment Officer and Head Economist

Prospect Mortgage



TJ Freeborn
Chief Administrative Officer

Discover · Wells Fargo Home Mortgage



George Brady
Chief Information Officer

Capital One · Fidelity · Goldman Sachs



Darren Graeler
Chief Accounting Officer

FSA · KPMG



Gregg Smallwood
Chief Legal Officer, Corporate Secretary

Caliber Home Loans · Morgan Stanley · Bank of America



Joe Grassi
Chief Risk Officer

Fannie Mae · Obermayer



Melanie Graper
Chief Human Resources Officer

CoreLogic · Irvine Company



Viviana Abarca
Managing Director Mortgage Lending Operations

Bank of America · J.P.Morgan

5

loanDepot

loanDepot Historical Mortgage Origination Volume SCALED ORIGINATOR DELIVERING CUSTOMERS A COMPLETE SOLUTION Inception to Q2-2024 Origination CAGR: 22%(1) loanDepot Originations loanDepot Market Share $1.7 $2.3 $4.1 Total market volume ($ trillion) $4.0 $2.2 (1) CAGR includes annualized volume for 2010 Source: Historical market share based on MBA industry volume as of 7/19/2024 and historical loanDepot origination volume ($ in billions) The loanDepot Ecosystem Established Scalable Infrastructure 2010 to 2012 Diversification & Expansion 2013 to 2015 Brand, Technology & Operational Transformation 2016 to 2021 Vision 2025 & Beyond 2022 + • Launched with the goal of disrupting mortgage • Created scalable platform and infrastructure • Expanded in-market retail reach through acquisitions • Leveraged infrastructure to launch LD Wholesale • Strategic decision to begin retaining servicing • Launched proprietary mello® technology • Grew servicing book with long-term relationships to a half million loanDepot customers • Launched mellohome and melloInsurance • Acquired leading title insurance company • Formed mello® focused on mortgage adjacent, digital-first products and services • Repositioning the Company for long term value creation • Purpose driven sustainable lending • Simplifying operational structure and increasing operating leverage • Maintaining strong balance sheet liquidity • Additions to executive team to position company for next era • Launch of HELOC 6 Title Insurance Escrow Services Homeowners Insurance First Mortgage Home Equity Solutions $1.6 $1.6 $33 $45 $101 $137 $54 $23 $22 2.0% 2.0% 2.5% 3.4% 2.4% 1.4% 1.3% – 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 0 20 40 60 80 100 120 140 2018 2019 2020 2021 2022 2023 LTM Q2 '24

ORIGINATION GROWTH RELATIVE TO INDUSTRY (1) Calculated as LDI origination volume, in dollars, divided by total mortgage originations, in dollars, for 1-4 family homes, as measured by MBA as of 7/19/2024 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 7 Purchase Mix % : ($ in billions) Total Market Share (%)(1) 3.0% 30% 34% 3.0% 2.9% 34% 37% 3.1% 59% 2.4% 2.1% 70% 1.6% 76% 1.5% 71% 1.4% 73% 71% 1.4% 76% 1.3% 72% 1.2% $30 $30 $23 $20 $12 $9 $4 $5 $6 $6 $4 $5 $6 $34 $32 $29 $22 $16 $10 $6 $5 $6 $6 $5 $5 $6 264 299 281 213 150 203 221 226 285 293 296 274 322 - 50 100 150 200 250 300 350 $0 $10 $20 $30 $40 $50 $60 Q2 2021A Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Pull-Through Weighted (PTW) Lock Volume Origination Volume PTW GOS Margin, bps 72% 1.4%

HISTORICAL COST STRUCTURE COMPARISON ($M)



Direct Origination Expense
Commissions
Marketing
Other Interest
Other G&A
Salaries
FTEs
4,683
$35
$43
$79
$109
$16
$49
4,532
$34
$43
$73
$97
$14
$44
4,250
$28
$45
$81
$97
$15
$36
4,188
$28
$47
$82
$98
$17
$36
4,246
$31
$53
$97
$96
$20
$45
Non-Volume Related
Volume Related

Expenses To Note:	Q2-2023	Q3-2023	Q4-2023	Q1-2024	Q2-2024
Restructuring Charges	$4.5	$2.0	$3.5	$2.1	$3.1
Loss on Disposal of Fixed Assets and Other Impairments/(Recoveries)	$1.4	$0.2	$0.8	($0.0)	$1.2
Accruals for Expected Legal Settlements (1)	$7.5	$2.0	$3.7	$1.1	($0.8)
(Gain) Loss on Extinguishment of Debt	($0.0)	($1.7)	$0.0	$0.0	$5.7
Cybersecurity Incident(2)	$0.0	$0.0	$0.0	$14.7	$26.9
Total	**$13.4**	**$2.5**	**$8.0**	**$17.9**	**$36.1**

8

(1) Excluding Cybersecurity Incident-related
(2) Represents expenses, directly related to the Cybersecurity Incident, net of expected insurance recoveries, that occurred in the first quarter of 2024, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees including legal expenses, litigation settlement costs, and commission guarantees. During the quarter ended June 30, 2024, the Company recorded an accrual of $25 million in connection with class action litigation related to the Cybersecurity Incident.

loanDepot

HISTORICAL SERVICING PORTFOLIO TREND 9 ($ in billions) Retention %(2) : Recapture %(1) : (1) Recapture rate as defined on page 3. (2) Portion of loan origination volume that was sold servicing retained in the period divided by total sold volume in the period. (3) At time of origination, strats for agency portfolio only. Excludes HELOC Total Serv Exp$ to Avg. UPB $, bps: Portfolio @ 6/30/24 (3) W.A. Coupon 3.66% W.A. FICO (3) 730 W.A. LTV 74% W.A. Age (Mths) 32.2 DQ Rate 60D+ 1.3% 90D+ 1.0% Composition GSE 57.0% Gov’t 33.7% Other 9.3% 65% 68% 1.7 67% 69% 2.0 71% 58% 1.9 67% 59% 2.2 $142 $144 $145 $142 $114 140 143 137 138 137 - 20 40 60 80 100 120 140 $50 $70 $90 $110 $130 $150 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 UPB $ MSR FV, bps 68% 70% 2.0

$719 $717 $661 $604 $533 $2 $4 $- $- $- $721 $721 $661 $604 $533 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Unrestricted Cash Unused Lines 12% 12% 11% 10% 9% Liquidity / Total Assets STRONG LIQUIDITY AND BALANCE SHEET 10 Liquidity Overview ($M) Debt Obligations, net to Total Equity MSR FV / Total Equity 2.5x 2.7x 2.8x 3.1x 2.7x Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 2.8x 2.9x 3.2x 3.6x 3.4x Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24

11 Q3 2024 OUTLOOK* Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $5.0 $7.0 Origination Volume ($bn) $5.0 $7.0 Pull-through Weighted GOS Margin, bps 280 300 Current Market Conditions • Higher interest rates and home price appreciation adversely impacts home affordability and borrower demand • Limited supply of new and resale homes adversely impacts homebuying activity • Homeowner equity levels drives demand for cash-out refinance and home equity solutions • Sharper focus on industry consolidation, driven primarily by headcount reductions and competitor exits to shed excess capacity given lower industry volume expectations *Q3 2024 outlook reflects current interest rate environment, seasonality, channel mix, and competitive pressures

APPENDIX

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 13 $ in MM except units and % 2Q ’24 1Q ‘24 2Q ’23 2Q’24 vs 1Q’24 2Q’24 vs 2Q’23 Cash and cash equivalents $533.2 $603.7 $719.1 (11.7%) (25.9%) Loans held for sale, at fair value 2,378.0 2,300.1 2,256.6 3.4% 5.4% Servicing rights, at fair value 1,583.1 1,985.9 2,012.0 (20.3%) (21.3%) Total assets 5,942.8 6,193.3 6,203.5 (4.0%) (4.2%) Warehouse and other lines of credit 2,213.1 2,069.6 2,046.2 6.9% 8.2% Total liabilities 5,363.8 5,555.9 5,406.2 (3.5%) (0.8%) Total equity 578.9 637.3 797.3 (9.2%) (27.4%) Servicing portfolio (unpaid principal balance) $114,278.5 $142,337.3 $142,479.9 (19.7%) (19.8%) Total servicing portfolio (units) 403,302 491,871 482,266 (18.0%) (16.4%) 60+ days delinquent ($) $1,457.1 $1,445.5 $1,192.4 0.8% 22.2% 60+ days delinquent (%) 1.3% 1.0% 0.8% N/A N/A Servicing rights, net to UPB 1.4% 1.4% 1.4% N/A N/A

NON-GAAP FINANCIAL RECONCILIATION 14 ($MM) 2Q ‘24 1Q ’24 2Q ’23 Adjusted Revenue Total Net Revenue $265.4 $222.8 $271.8 Valuation changes in in Servicing Rights, Net of Hedge 12.6 8.1 (3.1) Adjusted Total Revenue $278.0 $230.9 $268.7 Net (Loss) Income ($65.9) ($71.5) ($49.8) Interest Expense - Non-Funding Debt 53.0 46.5 43.0 Income Tax (Benefit) Expense (11.3) (13.7) (8.6) Depreciation and Amortization 9.0 9.4 10.7 Valuation changes in in Servicing Rights, Net of Hedge $12.6 8.0 (3.1) Stock-Based Compensation Expense 5.9 4.9 5.8 Restructuring Charges 3.1 2.1 4.5 Cyber Incident 26.9 14.7 0.0 (Gain) Loss on Disposal of Fixed Assets 0.0 (0.0) 0.8 Other impairment (recovery) 1.2 (0.0) 0.7 Adjusted EBITDA (LBITDA) $34.6 $0.5 $4.1

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 15 ($MM) 2Q ’24 1Q ’24 2Q ’23 Net Income (Loss) ($65.9) ($71.5) ($49.8) Adjustments to Income Taxes 8.8 9.8 6.9 Tax-Effected Net Income (Loss) (57.0) (61.7) (42.8) Valuation changes in in Servicing Rights, Net of Hedge 12.6 8.0 (3.1) Stock-Based Compensation Expense 5.9 4.9 5.8 Restructuring Charges 3.1 2.1 4.5 Cyber Incident 26.9 14.7 0.0 (Gain) Loss on Extinguishment of Debt 5.7 0.0 (0.0) (Gain) Loss on Disposal of Fixed Assets 0.0 (0.0) 0.8 Other (Recovery) Impairment 1.2 (0.0) 0.7 Tax Effect of Adjustments (14.3) (7.4) (1.9) Adjusted Net Income (Loss) ($15.9) ($39.4) ($36.1)